UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2005 (March 28, 2005)

HEALTHSTREAM, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-8833	62-1443555

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 301- 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-23.1 CONSENT OF ERNST & YOUNG LLP
EX-99.2 AUDITED FINANCIAL STATEMENTS
EX-99.3 UNAUDITED PRO FORMA FINANCIAL INFORMATION

Item 9.01 Financial Statements and Exhibits.

On March 28, 2005, HealthStream, Inc., a Tennessee corporation (the “Company”), entered into a Stock Purchase Agreement with Data Management & Research, Inc., a Tennessee corporation (“DMR”), and Mel B. Thompson (the “Seller”), the owner of 100% of the stock of DMR. On the same day and in accordance with the terms of the Stock Purchase Agreement, the Company acquired 100% of the stock of DMR from the Seller for $10.6 million resulting in DMR becoming a wholly-owned subsidiary of the Company.

The disclosure of the DMR acquisition was reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2005. Since the historical financial statements of DMR and related pro forma financial information were not available at the time of our initial filing on Form 8-K, we are filing such information within the time allowed for such filing as Amendment No. 1 to Form 8-K.

     1. Financial Statements of Business Acquired

The audited financial statements of DMR for the year ended December 31, 2004 are filed as Exhibit 99.2 and are hereby incorporated by reference.

     2. Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2004 and for the three months ended March 31, 2005 are filed as Exhibit 99.3 and are hereby incorporated by reference.

     3. Exhibits

*2.1
Stock Purchase Agreement, dated as of March 28, 2005, by and among HealthStream, Inc., Mel B. Thompson and Data Management & Research, Inc. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Securities and Exchange Commission upon request).

23.1	Consent of Ernst & Young LLP

*99.1	Press Release dated March 29, 2005.

99.2	Audited Financial Statements of Data Management & Research, Inc. for the year ended December 31, 2004.

99.3	Unaudited pro forma financial information of HealthStream, Inc. for the year ended December 31, 2004 and for the three months ended March 31, 2005.

* Exhibit has been previously filed on the Company’s Form 8-K dated March 29, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSTREAM, INC.
By:	/s/ Arthur E. Newman
Arthur E. Newman
Chief Financial Officer June 10, 2005

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INDEX TO EXHIBITS

Exhibit
Number	Description
* 2.1
Stock Purchase Agreement, dated as of March 28, 2005, by and among HealthStream, Inc., Mel B. Thompson and Data Management & Research, Inc. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Securities and Exchange Commission upon request).

23.1	Consent of Ernst & Young LLP

*99.1	Press Release dated March 29, 2005.

99.2	Audited Financial Statements of Data Management & Research, Inc. for the year ended December 31, 2004.

99.3	Unaudited pro forma financial information of HealthStream, Inc. for the year ended December 31, 2004 and for the three months ended March 31, 2005.

* Exhibit has been previously filed on the Company’s Form 8-K dated March 29, 2005

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